UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2005


                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-21213                   54-1807038
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


 7925 Jones Branch Drive, McLean, VA                             22102
(Address of principal executive offices)                      (Zip Code)


      (Registrant's telephone number, including area code): (703) 873-2000


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.


On September 6, 2005, LCC International, Inc. (the "Company") issued a press release announcing its anticipated schedule for filing its amended 10-Q for the third quarter of 2004, amended 10-K for the year 2004, amended 10-Q for the first quarter of 2005, and its 10-Q for the second quarter of 2005 (the "Press Release"). Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the Press Release which is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits 99.1     Press Release, dated September 6, 2005


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LCC INTERNATIONAL, INC.


Date:  September 6, 2005       By: /s/ Peter A. Deliso
                                  ----------------------
                                   Peter A. Deliso
                                   Interim-Chief Executive Officer
                                   Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated September 6, 2005, issued by LCC
               International, Inc.


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